Exhibit 3.620

STATE OF DELAWARE SECRETARY OF STATE DIVISION OF CORPORATIONS FILED 09:00 AM 01/07/1997 971005894 - 2703645
CERTIFICATE OF FORMATION
OF
WEST SUBURBAN RESOURCES & ENERGY CENTER, L.L.C.
A LIMITED LIABILITY COMPANY
          FIRST: The name of the limited liability company is:
West Suburban Resources & Energy Center, L.L.C.
          SECOND: The address of the limited liability company’s registered office in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.
          THE UNDERSIGNED, being the individual forming the limited liability company, has executed, signed and acknowledged this Certificate of Formation this 6th day of January, 1997.

/s/ Cindy Sabish
Cindy Sabish
Authorized Person

STATE OF DELAWARE SECRETARY OF STATE DIVISION OF CORPORATIONS FILED 09:00 AM 04/14/1997 971120888 — 2703645
CERTIFICATE OF AMENDMENT
TO
CERTIFICATE OF FORMATION
OF
WEST SUBURBAN RESOURCES & ENERGY CENTER, L.L.C.
     It is hereby certified that:
1.	The name of the limited liability company (hereinafter called the “limited liability company”) it West Suburban Resources & Energy Center, L.L.C.
2.	The Certificate of Formation of the limited liability company is hereby amended by striking out Article One thereof and substituting in lieu of said Article the following new Article:
“FIRST: The name of the limited liability company is
West Suburban Recycling & Energy Center, L.L.C.”
     THE UNDERSIGNED authorized officer has executed, signed and acknowledged this Certificate of Amendment this 14th day of April, 1997.

/s/ James J. Van Poppel
James J. Van Poppel
Authorized Officer

STATE OF DELAWARE SECRETARY OF STATE DIVISION OF CORPORATIONS FILED 09:00 AM 04/24/1997 971134047 — 2703645
CERTIFICATE OF AMENDMENT
TO
CERTIFICATE OF FORMATION
OF
WEST SUBURBAN RECYCLING & ENERGY CENTER, L.L.C.
     It is hereby certified that:
1.	The name of the limited liability company (hereinafter called the “limited liability company”) is West Suburban Recycling & Energy Center, L.L.C.

2.	The Certificate of Formation of the limited liability company is hereby amended by striking out Article One thereof and substituting in lieu of said Article the following new Article:
“FIRST: The name of the limited liability company is
Liberty Waste Services of McCook, L.L.C.”
     THE UNDERSIGNED authorized officer has executed, signed and acknowledged this Certificate of Amendment this 21th day of April, 1997.

/s/ Jeffrey D. Kendall
Jeffrey D. Kendall
Authorized Officer